                                                                   EXHIBIT 10.12
                                  SEITEL, INC.

                  AMENDED AND RESTATED 1995 WARRANT RELOAD PLAN

     The Board of Directors of Seitel, Inc. (the "Company") has adopted this 1995 Warrant Reload Plan (the "Plan"), effective as of January 1, 1995. The Plan applies only to the 61 warrantholders (the "Warrantholders") and the warrants to purchase common stock of the Company held by the Warrantholders as of the effective date hereof (the "Warrants"), which Warrantholders and Warrants are listed on Exhibit A hereto.

     The Company shall, on exercise of any Warrant by a Warrantholder according to the terms thereof at any time prior to expiration thereof, grant replacement warrants ("Replacement Warrants") to the exercising Warrantholder. Such Replacement Warrants shall be granted effective on the later of (i) the exercise of the applicable Warrant, (ii) confirmation from the New York Stock Exchange that stockholder approval of this Plan is not required, or (iii) at the request of any Warrantholder, such later date as may be required to avoid the imposition of short-swing profits liability under Section 16 of the Securities Exchange Act of 1934, and the regulations thereunder.

     Warrantholders who are not a director or employee of the Company or a majority-owned subsidiary as of the date of exercise of a Warrant shall not be entitled to be granted Replacement Warrants under this Plan with respect to such exercise. Warrantholders will not be entitled to any grant of Replacement Warrants under this Plan upon exercise of Replacement Warrants.

     The Replacement Warrants shall expire on the later of (i) the date five (5) years after the date that the exercised Warrant is exercised, or (ii) the expiration date of the exercised Warrant, and shall entitle the Warrantholder to purchased the same number of shares of Company common stock as the Warrantholder purchased upon exercise of such Warrant. The Replacement Warrants shall have an exercise price equal to either (i) the closing price of Company common stock as reported on the New York Stock Exchange on the effective date of grant of the Replacement Warrant, or (ii) at the request of the Warrantholder, such greater exercise price as may be required to avoid the imposition of short-swing profits liability under Section 16 of the Securities Exchange Act of 1934, and the regulations thereunder.

     No Replacement Warrant shall be exercisable until the Company has received notice from the New York Stock Exchange that the shares issuable upon exercise of the Replacement Warrants have been approved for listing on the Exchange subject to issuance. The Company may place other restrictions on the exercisability of the Replacement Warrants as may be required to comply with applicable laws, including but not limited to restrictions limiting or prohibiting exercise prior to registration pursuant to applicable securities laws of the shares issuable upon exercise.

     The Replacement Warrants shall not be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of in any manner by any Warrantholder except by will or by the laws of descent and distribution, and shall not be assignable by operation of law or subject to execution, attachment or similar process.

     Except as set forth in this Plan, the Replacement Warrants will contain substantially the same terms and conditions as the Warrants.

     The Board of Directors reserves the right to terminate this Plan at any time upon notice to the Warrantholders, and no Warrantholder shall have any rights or claims against the Company upon such termination, it being the intention of this Plan that the right to any grant of Replacement Warrants shall not vest in any Warrantholder until exercise of a Warrant, and shall then vest only as to the grant of a Replacement Warrant with respect to such exercise of such Warrant.

Exhibit A

                                  SEITEL, INC.

                            1995 Warrant Reload Plan
                         Listing of Warrant Holders and
                           Warrants Outstanding as of
                                 January 1, 1995

                                                      Warrants
               Employee                             Outstanding
          -------------------                       -----------
          Brian Adsit                                   4,569
          Linda Diane Allison                             418
          Debra Bartholowmew                               85
          Richard Boespflug                               302
          James Bowers                                    270
          Peter Bryant                                    340
          William Burke                                 1,443
          Horace Calvert                              345,399
          Margaret Carpenter                              532
          Robert Choate                                 2,585
          John Cox                                        405
          Walter Craig                                 30,652
          Angela Cunningham                               133
          Twana Dryer                                     559
          Karen Duxbury                                 8,882
          Otis Elmore                                     510
          Juan Falcon                                     253
          Allan Filipov                                 2,419
          Paul Frame                                  345,399
          Arthur Freeman                                4,513
          Jay Green                                    24,271
          James Harley                                  6,461
          Cheryl Heath                                    944
          Mary Hopping                                     99
          Wanda Jones                                     281
          Tammy Holbrook                                  455
          Marcia Kendrick                                 952
          Philip Koine                                    460
          David Lawi                                  202,863
          David Scott Lemke                               537
          Doreen Lorenzo                                4,846
          Jesse Marion                                 10,577
          Allana Ruby                                  20,963
          Kathy McCarty                                   523
          James McGinnis                                1,752
          Joe Morgan                                   26,324

Exhibit A, continued...

                                  SEITEL, INC.

                            1995 Warrant Reload Plan
                         Listing of Warrant Holders and
                           Warrants Outstanding as of
                                 January 1, 1995

                                                      Warrants
               Employee                             Outstanding
          -------------------                       -----------

          Juan Nieto                                       26
          Thomas Norton                                   375
          Michael Oline                                   457
          Charles Patterson                             1,418
          Herbert Pearlman                            245,291
          Cathryn Penn                                    196
          Charles Puckett                                 352
          Paul Richard                                  4,908
          Jay Rives                                   123,463
          Steven Sahinen                                2,583
          Charles Scalf                                   155
          Rick Schmid                                   2,623
          Lori Segeth                                   2,458
          Jay Silverman                                 3,282
          Robert Simon                                 34,229
          Samuel Sloan                                    625
          Christopher Talbot                            6,080
          Kyle Tillman                                  3,794
          Karen Underwood                                 791
          Debra Valice                                 78,666
          Richard Veazy                                   349
          Ysidro Villarreal                               834
          David Wegner                                 80,627
          James Cortis Wilson                              69
          Phillip Worsham                                 495

                                                   ==========
                                                    1,646,122
                                                   ==========